Sprague Resources LP Quarterly Investor Update May 8, 2018

Safe Harbor Quarterly Investor Update: This presentation contains unaudited quarterly results which should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Forward-Looking Statements: Any statements about future expectations, plans and prospects for Sprague Resources LP or about Sprague Resources LP’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. These forward-looking statements involve risks and uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. Although Sprague believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and involve risks that may affect our business prospects and performance causing actual results to differ from those discussed in the foregoing release. Such risks and uncertainties include, by way of example and not of limitation: increased competition for our products or services; adverse weather conditions; changes in supply or demand for our products or services; nonperformance by major customers or suppliers; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction and unexpected capital expenditures; our ability to complete organic growth and acquisition projects; our ability to integrate acquired assets; potential labor issues; the legislative or regulatory environment; terminal construction/repair delays; political and economic conditions; and, the impact of security risks including terrorism, international hostilities and cyber-risk. These are not all of the important factors that could cause actual results to differ materially from those expressed in forward looking statements. Other applicable risks and uncertainties have been described more fully in Sprague’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 14, 2018 and in the Partnership's subsequent Form 10-Q, Form 8-K and other documents filed with the SEC. Sprague undertakes no obligation and does not intend to update any forward-looking statements to reflect new information or future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Non-GAAP Measures: In this presentation, and in statements we make in connection with this presentation, we refer to certain historical and forward looking financial measures not prepared in accordance with U.S. generally accepted accounting principles, or GAAP. Non-GAAP measures include adjusted gross margin, EBITDA, adjusted EBITDA, distributable cash flow, distribution coverage ratio, permanent leverage ratio, and liquidity. For more information on the non-GAAP measures used in this presentation, including definitions and reconciliations with comparable GAAP financial measures, please refer to the Non-GAAP Measures in the Appendix at the end of this presentation. 2

Sprague Overview Sprague was founded in 1870 and has grown to become one of the largest suppliers of energy and materials handling services to commercial and industrial customers in the northeast United States and Quebec Sprague’s business is diverse and unique in the MLP space– • Controls a network of strategically located terminals with 14.7 million barrels of refined product storage, annually marketing 1.5 billion gallons(1) • Market natural gas in 13 states, supplying 62 Bcf of gas annually(1) • Handle 2.6 million short tons and 381 million gallons annually of third-party bulk and liquid materials (1) Sprague seeks to grow distributable cash flow per unit by executing on four primary strategies: • Make accretive acquisitions in all primary segments • Optimize existing assets to achieve organic growth • Limit exposure to commodity price movements and credit risk • Maintain safe, cost-effective and sustainable operations 3 (1) As of March 31, 2018 on TTM basis

Key Considerations (1) Strong performance has produced a distribution coverage ratio of 1.2x (1) Financial Strength Conservatively managed balance sheet with permanent leverage of 3.1x Year over year quarterly distribution growth of 10% Proven track record of supply optimization within the unique constraints and Terminaling, Logistics challenges presented in the Northeast and Marketing Product and service innovations have generated incremental margins Expertise Long history of safe, cost-effective operations and environmental stewardship Materials Handling business is 100% fee-based, backed by long-term contracts Contract-Based Over 50% of Refined Product sales volumes are under contract Income with Upside Energy Field Service business is backed by master agreements and consistent Potential service delivery designed to produce high levels of customer retention Ability to enhance Natural Gas contract base margins by optimization activities Visible Growth Strong track record of accretive acquisition growth and successful integration Prospects Recent acquisitions provide a solid platform for growth and diversification Successful execution of organic growth initiatives at compelling effective multiples (1) As of March 31, 2018 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations 4

Sprague’s Sponsor – Axel Johnson Inc. Axel Johnson Inc. is a family-owned business dating back to 1873. The group includes a diverse collection of industry-leading companies with nearly 4,000 employees, supplying over 30,000 customers throughout North America. 5

Sprague's History of Growth

Sprague






Sprague





Fueling America's Growth

1870 to 1950

- Founded in Boston in 1870 by CH Sprague
- Major coal supplier into the Northeast US, helping to fuel America's industrial revolution
- Fleet of steamship vessels allowed worldwide coal procurement and distribution network
- Coal supplier to US Fleet in WWI and WWII

Evolving to Meet New Fuel Needs

1950 to 1985

- Transitioned product offering to residual fuel oils, modifying coal terminals to handle new liquids
- Maintained reputation as leading industrial energy supplier through multi-source Btu product offering
- Sprague family sold business to Royal Dutch Shell in 1970
- Axel Johnson Inc. purchased Sprague in 1972
- Expanded into distillate fuels and serving wholesale segment

Expanding the Product Offering

1985 to 2000

- Offered customers access to gasoline
- Entered natural gas marketing business, once again serving industrial account base with new Btu source
- Leveraged refined product terminals for new materials handling business in coal, gypsum, and road salt
- Expanded materials handling business to include liquids such as asphalt

New Geographies and Capabilities

2000 to 2010

- Acquired leading transportation fuels supplier in NYC metro area and expanded into delivered fuels business
- Invested in capabilities to offer material handling services in paper/forest products industry
- First supplier to offer biodiesel products in the Northeast
- Additional natural gas acquisitions propelled down-market expansion to smaller commercial customers
- Purchase of Kildair terminal on St. Lawrence river terminal expands footprint into Canada

Investing to Drive Growth

2010 to Present

- IPO provides access to public capital
- Refined products growth through acquisition and creative solutions, including Sprague Real-Time® online platform
- Natural gas acquisitions extend focus on higher adjusted unit margin customers
- Ratable cash flow improved through organic growth initiatives
- Business model expansion with Coen Energy Field Services generating ratable cash flow and serving as a platform for growth

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Sprague Acquisition History Since the 2013 IPO, Sprague has invested over $425 million(1) in acquisition growth. Sprague’s strong balance sheet, ample liquidity and low permanent leverage allows for continued growth, without the need to issue additional equity. Global NG Carbo $17 mm $72 mm Metromedia Energy Kildair Santa Buckley Coen Energy $22 mm (dropdown) $18 mm $35 mm (2) $175 mm 2013 2014 2015 2016 2017 Hess Commercial L.E. Belcher Capital Castle Oil $56mm $0 $20 mm $22 mm Refined Products Natural Gas Materials Handling (1) Amounts shown exclude consideration paid for working capital 7 (2) Under the terms of a three-year earn-out agreement, additional consideration of up to $12 million may be paid if certain performance targets are met

Refined Products Business Sprague purchases, transports, stores and markets distillates, unbranded gasoline, residual fuel oil and asphalt to wholesalers, resellers and commercial customers. Of our total volume sold in 2017, distillate sales accounted for 75%, gasoline accounted for 11% and residual fuel oil and asphalt accounted for approximately 14%. Exploration / Production Refining Transportation Example Customers Field Services Wholesale • Jobbers / Distributors • Municipalities • Transit Authorities • Commercial & Industrial Commercial / Industrial End Users • Shale Producers Storage • Property Managers 8

Natural Gas Business Sprague sells natural gas and related delivery services to industrial, commercial, institutional and government customers. Exploration / Production Processing Storage Transportation Local Distribution (Utility) Example Customers • Power Generation • Manufacturing • Education • Government • Commercial End-Users • Schedules delivery on • Delivers gas to utilities and/or • Health Care major pipelines customers directly • Bills customers for supply • Provides value-added products and services Activities 9

Materials Handling Business Sprague utilizes its waterfront terminal network to offload, store and prepare for delivery a wide variety of liquid, bulk and break bulk materials on long-term, predominantly fee-based contracts. INBOUND Activity Examples Source Transport Offload Store Load Customers Windmill Asphalt Gypsum South America, Europe, Ship Domestic Paper Asia, Canada Components Mills OUTBOUND Source Transport Offload Store Load Transport New England, Wood Pulp Newsprint Crude Oil Export to Rail, Truck, Canada Final Ship Destination 10

Earnings Diversity Adjusted Gross Margin(1) for Year Ended 2017: $262 million Natural Gas 25% Refined Products 54% Materials Handling Refined Products Volume by 18% Product Segment: 2017 Other Gasoline 3% Materials Handled by Category: 2017 11% Liquid Bulk: Break Bulk: Residual - Asphalt - Paper Fuel and Asphalt - Crude - Wood Pulp 14% - Refined Products - Bottled Water - Clay Slurry Dry Bulk: Heavy Lift: - Salt - Windmill Components - Petroleum Coke - Generators Distillates - Gypsum - Steel 75% - Coal 11 (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

Terminal Network Sprague’s Refined Products and Materials Handling business is supported by a network of terminals strategically located throughout the Northeast Marketing and Storage Metrics (1) ~ TTM Volume 36 million barrels Tank Capacity 14.7 million barrels 12 (1) As of March 31, 2018

Refined Products Advantages



Terminal Network

- One of the largest independent wholesale distributors of refined products in the Northeast US and Quebec
- Access to marine, rail and truck supply sources
- Specialized fuel and asphalt blending capabilities
- Long history of safe, cost-effective operations and environmental stewardship

Marketing Strength

- Logistics and supply expertise keep terminals supplied in the most adverse conditions, earning reputation for reliability
- Diverse product mix of heating oil, diesel fuel, unbranded gasoline, residual fuel oil, asphalt, kerosene, jet fuel and biofuels
- Broad customer portfolio of wholesalers, distributors, federal and state agencies, municipalities, regional transit authorities, industrial companies, real estate managers, educational institutions and marine fuel consumers
- Sprague Real-Time® pricing platform generating high percentage of contracted customer sales
- Customized fuel management services including onsite bulk fuel supply construction and fleet card payment capabilities
- Convenient access to customer service personnel, sales representatives and online account information

Sprague's large and strategically located physical system supports a marketing business model built on supply and logistics expertise, coupled with product and service innovations, which we believe generates superior returns on the asset base over time as compared to a traditional throughput model

Refined Products Adjusted Unit Margin[1] ($/gallon)


$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.08
$0.06
$0.08
$0.09
$0.10
$0.10
$0.10
2011 (3)
2012 (3)
2013 (3)
2014
2015
2016
2017

Representative "Throughput Model" Margin [2]

(1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations
(2) Source: Sprague
(3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the "IPO"), relates to Sprague Operating Resources LLC our Predecessor" and the successor to Sprague Energy Corp, which is also referred to as our "Predecessor"

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Natural Gas Advantages



Marketing Strength

- Sizeable market presence of approximately 16,000 commercial and industrial service locations throughout the Northeast and Mid-Atlantic states
- Diverse portfolio of industrial customers in the pulp and paper, chemical, pharmaceutical and metal sectors. Commercial customer examples include hospitals, universities, municipalities, government agencies, apartment buildings and retail stores of varying size
- Wide range of pricing options available to meet various customer budget and payment needs, unlike utility providers
- Convenient access to customer service personnel, sales representatives and online account information
- Dual-fuel capabilities (gas or oil) during periods of price arbitrage or supply dislocations
- Electricity brokerage platform rounds out the customer offering to include liquid fuel, natural gas and power supply

Supply and Scheduling Expertise

- All gas supply and scheduling to customer is coordinated by Sprague employees with deep local market knowledge
- Portfolio of supply contracts, pipeline transportation capacity leases, storage leases and other physical delivery services over various terms on all major pipeline systems into Sprague's footprint provide guaranteed supply for customers
- Supply portfolio flexibility and diversity offers arbitrage opportunities for margin expansion above base contract levels

Sprague believes a marketing model built on supply and logistics expertise, coupled with product and service innovations, generate superior returns on the asset base over time as compared to wholesale supply services

Natural Gas Adjusted Unit Margin[1] ($/MMBtu)



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.45
$0.54
$0.78
$1.02
$0.90
$1.01
$1.05
2011 (3)
2012 (3)
2013 (3)
2014
2015
2016
2017

Representative Wholesale Supply Services Margin [2]

(1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations
(2) Source: Sprague
(3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the "IPO"), relates to Sprague Operating Resources LLC our "Predecessor" and the successor to Sprague Energy Corp, which is also referred to as our "Predecessor"

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Natural Gas Service Area Supply and Marketing Metrics(1) Pipelines 18 States/Utilities 13/42 ~ TTM MMBtus 61,936,000 ~ Customer Locations 16,000 Sprague transportation rights: (1) As of March 31, 2018 15

Materials Handling Advantages



Premier Asset Locations[2]

- Network of waterfront terminals from New York to New England and Quebec, offering customers unparalleled import/export access to the densely populated Northeast corridor, Great Lakes and St. Lawrence Seaway
- Liquid storage capacity for crude oil, refined products, asphalt and other industrial liquids. Outdoor laydown space (pad storage) for bulk aggregates and large construction project cargo. Indoor warehouse capacity for break bulk materials
- Intermodal access to terminals by ocean vessels, rail and truck. Crude handling capability via direct access to CN railroad

Leveraged Workforce and Capabilities

- Terminal network capable of handling both liquid petroleum products in service to the refined products business as well as providing third-party materials handling services
- Diverse set of services offered including ship handling, crane operations, pile building, warehousing, scaling and potential transportation to the final customer
- Long history of safe, cost-effective operations and environmental stewardship

Sprague's materials handling business has historically produced steady fee-based cash flows backed by long term contracts, leveraging existing refined products terminals and workforce

Materials Handling Adjusted Gross Margin [1]
($ in millions)


$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$28.4
$32.3
$28.4
$37.8
$45.6
$45.7
$46.5
2011 (3)
2012 (3)
2013 (3)
2014
2015
2016
2017

(1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations
(2) Refer to Terminal Network slide for additional details
(3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the "IPO"), relates to Sprague Operating Resources LLC our "Predecessor" and the successor to Sprague Energy Corp, which is also referred to as our "Predecessor"

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Terminal Example - Searsport, Maine

Sprague



Available for Development
Storage for Sprague or Third-Party Use
Third Party Tanks
Road Salt Pads
Clay Slurry
Coal / Petcoke
Third Party Tanks
Food Grade Warehouses
Rail connection to CP, CMQ and Pan Am
Rail Transfer Pad
Blades
Liquid Finger Dock
Nacelles
Dry Bulk Dock
Hopper

Summary Specifications

Tank Shell Capacity	17 Tanks 1,140,700 Bbls
Dry Bulk Storage	90,000 ft² Covered 857,000 ft² Bulk Pad
Total Acreage	157 Acres

Unloading Blades

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Coen Energy Transaction Terms • On 10/1/2017 Sprague completed the purchase of the membership interests of Coen Energy, LLC and Coen Transport LLC and certain assets of other Coen entities (collectively, “Coen Energy”). • Consideration of approximately $35 million in cash, plus payments for inventory and other customary items. Under the terms of a three-year earn-out agreement, additional consideration of up to $12 million may be paid if certain performance targets are met. Business overview • Expands Sprague’s Refined Products footprint in Pennsylvania, Ohio and West Virginia by providing energy products and related services to Energy Field Services, Commercial, and Residential customers. • Continues Sprague’s ongoing transformation toward a balanced revenue model with ratable cash flow. The peak summer seasonal demand of Coen’s Energy Field Services business, which supports Marcellus and Utica shale drilling activity, balances the winter heating demand of the Commercial and Residential customer base. • Expected to generate approximately $8 to $9 million of adjusted EBITDA1 annually and expected to be immediately accretive to unitholders. 1See Non-GAAP Financial Measures at the end of this presentation 18

Coen Service Area / Overview • Extends Sprague’s footprint in Pennsylvania, Ohio and West Virginia. • Adds several thousand customers to Sprague’s Refined Products segment comprised of Energy Field Services, Commercial and Residential accounts. • The customer base is supported by four inland bulk plants, with a combined storage capacity of approximately 390,000 gallons, two throughput locations, approximately 100 delivery vehicles and approximately 250 employees. 19

Sprague Resources LP (SRLP) Overview

Investment Highlights as of May 8, 2018[1]

Ticker	SRLP
Exchange	NYSE
SRLP Price Per Unit	$24.15
Total Units Outstanding	22.7 million
Market Capitalization	$548 million
1Q 2018 Distribution Per Unit	$0.6525
Annualized Distribution Per Unit	$2.61
Yield	10.8%

Distribution Per Unit


$ / Unit
$0.66
$0.61
$0.56
$0.51
$0.46
$0.41
$0.36
58% Increase
$0.4125
$0.4275
$0.4425
$0.4575
$0.4725
$0.4875
$0.5025
$0.5175
$0.5325
$0.5475
$0.5625
$0.5775
$0.5925
$0.6075
$0.6225
$0.6375
$0.6525
1Q '14
2Q '14
3Q '14
4Q '14
1Q '15
2Q '15
3Q '15
4Q '15
1Q '16
2Q '16
3Q '16
4Q '16
1Q '17
2Q '17
3Q '17
4Q '17
1Q '18

Full Year 2018 Guidance as of May 8, 2018[2]

- Adjusted EBITDA range of $120 to $140 million[3]
- DCF Maintenance capex $13 to $16 million
- Cash interest expense $28 to $33 million
- Expansion capex range of $8 to $13 million
- Operating expense range of $86 to $91 million
- SG&A expense range of $92 to $97 million
- Expect to grow distributions by 1.5 cents/unit per quarter through 2019

(1) Source: MarketView, Sprague
(2) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (Assumes no future acquisitions, normal weather and market conditions)
(3) Sprague does not provide guidance on expected net income (loss) (the GAAP financial measure most directly comparable to adjusted EBITDA) due to the inherent difficulty and impracticality of forecasting certain amounts required by GAAP such as unrealized gains and losses on derivative hedges

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Financial Strengths Strong operating performance has resulted in a distribution coverage ratio(1) of 1.2x Strong Coverage Year over year quarterly distribution growth of 10% Consistent distribution growth guidance of 1.5 cents/unit per quarter through 2019 Permanent leverage ratio(1) of 3.1x within the 2.5x to 3.5x target range Low Leverage Excess cash flows used to pay down debt and de-lever the balance sheet Supportive credit facility with ample liquidity available to fund meaningful growth Room to Fund Growth Able to finance near-term acquisitions and expansion capex without raising equity Organically Accretive organic capex projects typically funded with internal operating cash flows Long-run performance is not dependent on commodity price levels Business Model Leverage technology and innovation to deliver an exceptional customer experience Recent investments lessen dependence on weather and market structure (1) As of March 31, 2018 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations 21

Financial Performance Q1 2018 Highlights Adjusted Gross Margin(1) ($ millions) • Strong performance has resulted in 1.2x distribution $300 $276.0 (1) coverage ratio on TTM basis $245.0 $259.3 $261.7 $250 • Sixteenth consecutive quarters of distribution growth $200 • Year over year quarterly distribution growth of 10% $150 • Consistent distribution growth guidance of 1.5 cents/unit $109.5 per quarter through 2019 $100 (1) • Permanent leverage ratio of 3.1x, within the 2.5x to 3.5x $50 target range $0 2014 2015 2016 2017 2018 YTD Refined Products Natural Gas Materials Handling Other Adjusted EBITDA(1) DCF and Distribution Coverage Ratio(1) ($ millions) ($ millions) $120 $113.3 $110.2 $100 $89.7 $108.3 $109.2 $79.1 $100 $80 $74.9 $72.7 $80 2.1x 1.2X $60 1.6x $60 $55.1 2.1x $43.2 $40 $40 2.4x $20 $20 $0 $0 2014 2015 2016 2017 2018 YTD 2014 2015 2016 2017 2018 YTD Distribution Excess Cash (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations 22

Sprague Condensed Consolidated Balance Sheets (In thousands) (1) 3/31/18 12/31/17 3/31/18 12/31/17 Assets Liabilities and unitholders’ equity Current assets: Current liabilities: Cash and cash equivalents $ 5,609 $ 6,815 Accounts payable and accrued liabilities $ 137,766 $ 254,143 Accounts receivable, net 281,459 316,613 Fair value of derivative liabilities 57,126 156,763 Inventories 234,626 335,859 Due to General Partner and affiliate 10,552 11,228 Fair value of derivative assets 53,438 107,254 Current portion of working capital facilities 243,238 275,613 Other current assets 27,449 39,946 Current portion of other obligations 6,541 6,476 Total current assets 602,581 806,487 Total current liabilities 455,223 704,223 Fair value of derivative assets – long 18,718 7,493 Working capital facilities – less current portion 69,730 66,237 term Acquisition facility 379,100 383,500 Property, plant, and equipment, net 349,045 350,059 Other liabilities 72,261 77,191 Intangibles and other assets, net 79,975 83,809 Total liabilities 976,314 1,231,151 Goodwill, net 115,037 115,037 Unitholders’ equity 189,042 131,834 Total assets $ 1,165,356 $ 1,362,985 Total liabilities and unitholders’ equity $ 1,165,356 $ 1,362,985 (1) A full consolidated balance sheet can be found in Sprague’s Annual Report Form 10-K filed with the SEC on March 14, 2018 and Form 10-Q filed on May 8, 2018 and other subsequent filings with the SEC available in the “Investor Relations” section of our website www.spragueenergy.com 23

Credit Facility, Liquidity and Permanent Leverage Total Facility Size - $1.6 billion (Committed 4 years, expiring April 2021) • $1.05 billion Working Capital facilities (includes $100 million multicurrency Working Capital facility) • $550 million Acquisition facility • Accordions: • Combined Working Capital facilities - $270 million • Acquisition facility - $200 million • Maximum size, subject to certain conditions, is $2.2 billion (including optional contango facility of $125 million) • Significant capacity and liquidity to finance our ongoing business requirements and growth • JPMorgan Chase is Administrative Agent (syndicate of 20 diverse lenders) Credit Facility Debt and Liquidity(1) as of March 31, 2018 (in millions) Debt Liquidity (1) (in millions) Debt Liquidity (1) Working Capital Facility $313 $137 Acquisition Facility $379 $171 Acquisition Line Working Capital Facility $726 $800 $692 $591 Permanent $600 $458 Leverage $400 Ratio(1) $200 Total Debt Total 3.1x $0 Q2 2017 Q3 2017 Q4 2017 Q1 2018 24 (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

Appendix Confidential: Not For Distribution

Summary Unaudited Financial Data 26

Volume, Net Sales and Adjusted Gross Margin 27

Reconciliation of Non-GAAP Measures 28